Exhibit 99.2

Section 341 Meeting of Creditors

April 19, 2005

Office of the United States Trustee

Savannah, Georgia

April 19, 2005 – Section 341 Creditors Meeting

Page 2

Agenda

Executive Management

Restructuring and Key Advisors

Company Background

Corporate Structure

Events Leading to Chapter 11 Filings

Reorganization Strategy

Store Closing Program

Postpetition DIP Financing

Creditors’ Committee

Request for Appointment of an Equity Committee

Schedules of Assets and Liabilities and Statement of Financial Affairs

Chapter 11 Case Update

Reorganization Case Calendar

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 3

Executive Management

Sam Cusano, Chief Executive Officer and Director

Appointed Chief Executive Officer and elected to Friedman’s Board of Directors in June 2005

Prior to joining Friedman’s, Mr. Cusano held the following
positions:

Chief Executive Officer of Service Merchandise, Inc.

Executive Vice President and Chief Financial Officer of Service
Merchandise, Inc.

Vice President and Controller of Revco Drugstores

Executive Vice President and Chief Administrative Officer of
G.C. Murphy Company

Friedman’s Chief Administrative Officer, Chief Financial Officer
and Executive Vice President of Stores all report to Mr. Cusano

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 4

Executive Management (cont.)

C. Steven Moore, Chief Administrative Officer, General
Counsel & Secretary

Appointed Chief Administrative Officer and General Counsel in
June 2004

Prior to joining Friedman’s, Mr. Moore held the following
positions:

Chief Administrative Officer, General Counsel and Corporate
Secretary of Service Merchandise, Inc.

Senior Corporate Attorney at Service Merchandise, Inc.

Associated with the Nashville law firm of Boult, Cummings,
Connors, and Berry

In his role as Chief Administrative Officer, Mr. Moore oversees the
Legal, Human Resources, Real Estate, Information Systems, Loss
Prevention and Internal Audit functions of Friedman’s

April 19, 2005 – Section 341 Creditors Meeting

Page 5

Executive Management (cont.)

Eric Kovats, Executive Vice President of Stores

Appointed Executive Vice President of Stores in July 2004

Mr. Kovats is a retail management professional with more
than 30 years of experience in the retail industry

Prior to joining Friedman’s, Mr. Kovats worked for Service
Merchandise for over 25 years and most recently served as
a regional Vice President of Jo-Ann Stores, Inc.

In his role as Executive Vice President of Stores, Mr.
Kovats oversees Sales Organization, Field Sales/Events,
Operations Administration and Field Finance

Friedman's
The Value Leader Since 1920

-
  -
  -
  -

April 19, 2005 – Section 341 Creditors Meeting

Page 6

Executive Management (cont.)

Kenneth Maher, Interim Chief Financial Officer

Appointed interim Chief Financial Officer in December
2004

Mr. Maher brings over twenty years of retail and financial
experience to Friedman's and most recently served as Vice
President and Controller of Wickes Furniture, a furniture
distribution and retailing company

In his role as Chief Financial Officer, Mr. Maher oversees
the Credit, Financial Reporting, Controller, Treasury,
Planning Financial Analysis and Internal Audit functions of
Friedman’s

April 19, 2005 – Section 341 Creditors Meeting Page 7

Executive Management (cont.)

Steven Zeringue, Executive Vice President of Credit

Appointed Vice President of Credit in December 2004

Prior to joining Friedman’s, Mr. Zeringue held the
following positions:

Vice President of Collections at Certegy Payment
Recovery Services

Director and Assistant Vice President of Credit for
Heilig Furniture

Assistant Vice President of Credit for Service
Merchandise, Inc.

Director of Credit for Macy’s Department Stores

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 8

Executive Management (cont.)

Sam Cusano

Chief Executive

Officer

CMO

Eric Kovats

EVP of Stores

Steven Moore

CAO

Ken Maher

Interim CFO

Corporate

Merchandise

Distribution

Planning and

Allo

cation

Marketing

Merchandising

Field Finance

Operations

Administration

Field Sales/Events

Sales Organization

(Stores)

Human Resources

Real Estate

Information Systems

Legal

Loss Prevention

Credit

Financial Reporting

Controller

Treasury

Plann

ing Financial

Analysis

Internal Audit

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting
Page 9

Restructuring and Key Advisors

Skadden, Arps, Slate, Meagher & Flom LLP and
Affiliates, Restructuring Counsel

Inglesby, Falligant, Horne, Courington & Chisholm,
P.C., Restructuring Counsel

Jefferies & Co., Inc., Investment Banker

Kroll Zolfo Cooper LLC, Financial Advisor

Friedman's
The Value Leader Since 1920

-
-
-
-
-
-

April 19, 2005 – Section 341 Creditors Meeting

Page 10

Restructuring and Key Advisors (cont’d)

Abacus Advisory & Consulting Corp., LLC, Inventory
Consultant

First Annapolis Consulting, Credit Consultant

Gemini Realty Advisors, LLC, Real Estate Advisors

Kurtzman Carson Consultants, LLC, Claims and Noticing
Agent

Retail Consulting Services, Inc., Lease Disposition Consultant

Sitrick and Company, Communications Advisors

Friedman's
The Value Leader Since 1920

•

•

•

April 19, 2005 – Section 341 Creditors Meeting

Page 11

Friedman’s Historical Background

Friedman’s began operations in the 1920’s as a small,
family-owned jewelry retailer called Friedman’s
Jewelers with its first store located in Savannah,
Georgia

By 1990, Friedman’s success had allowed it to grow
to a regional chain of approximately 48 stores and
had attracted the attention of Wall Street investors

In 1990, Friedman’s Jewelers assets were acquired by
Morgan Schiff & Co., a Wall Street investment firm,
and other investors through MS Jewelers Limited
Partnership for $50.0 million

April 19, 2005 – Section 341 Creditors Meeting

Page 12

In 1993, Friedman’s Jewelers’ assets were contributed to
a new entity – Friedman’s Inc. – which it incorporated
under the laws of the State of Delaware

Friedman’s executed an initial public offering in October
1993

With the capital raised in the initial public offering,
Friedman’s began a rapid expansion, increasing to over
700 stores in approximately 10 years

Friedman’s Historical Background

April 19, 2005 – Section 341 Creditors Meeting Page 13

Today, Friedman’s is a leading specialty retail
company operating out of its headquarters in
Savannah, Georgia, and is a leading operator of fine
jewelry stores located in power strip centers and
regional malls

As of January 14, 2005:

Friedman’s employed approximately 4,500 individuals

Friedman’s was the third largest jewelry chain in the
industry, with more than 650 stores in 22 southeastern and
midwestern states

Friedman’s Historical Background

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 14

Corporate Structure

Friedman’s and 7 of its domestic subsidiaries filed for
relief under chapter 11

Two affiliates of Friedman’s are not chapter 11
Debtors:

FCJV, L.P., a domestic subsidiary in which Friedman’s
directly holds a 65 percent limited partnership interest

Cougar Reinsurance Company, Ltd., a foreign subsidiary of
Friedman’s, is continuing normal business operations

Friedman's
The Value Leader Since 1920

Phillip Ean Cohen
MS Jewelers Corporation
Morgan Schiff & Co.
100% General Partner
MS Jewelers LP
100% Friedman's Class B Shares
Friedman's Inc.
Cougar Reinsurance Company, Ltd
Friedman's Management Corp
Friedman's Holding Corp
Crescent Jewelers
1% General Partner
FI Stores LP
99% Limited Partner
1% LLC Interest
Friedman's Investments LLC
99% Limited Partner
Friedman's Beneficiary Inc.
99% Limited Partner
1% General Partner
Friedman's Florida Partnership
FCJV Holding Corp
1% General Partner
64% Limited Partner
FCJV, L.P.
35% Limited Partner

April 19, 2005 – Section 341 Creditors Meeting
Page 15

Corporate Structure

Friedman's
The Value Leader Since 1920

- 
-

April 19, 2005 – Section 341 Creditors Meeting

Page 16

Events Leading to Chapter 11 Filings

The Debtors’ decision to commence their chapter 11
reorganization cases was based on a combination of
factors

When existing senior management began arriving at
Friedman’s in late June and July 2004, Friedman’s
needed to completely restructure its finances, restore
vendor confidence and related inventory shipments,
and undergo significant operational improvements

Friedman's
The Value Leader Since 1920

•

–

–

–

April 19, 2005 – Section 341 Creditors Meeting

Page 17

Events Leading to Chapter 11 Filings (cont’d)

Senior management identified several areas requiring
prompt attention:

Friedman’s lacked a chief financial officer, a controller and core competencies in many areas, but was receiving
assistance from its financial consultants and restructuring
advisors, Kroll Zolfo Cooper LLC

Friedman’s prepetition secured lenders had instituted
reserves in the amount of $48 million under the then
existing credit facility, severely limiting availability

Merchandise vendors were not being paid on a timely
basis, resulting in significant slowing of merchandise
shipments and a declining inventory base

•

–

–

–

April 19, 2005 – Section 341 Creditors Meeting Page 18

Senior management identified several areas requiring
prompt attention (cont’d):

Friedman’s used consumer credit, rather than merchandise,
as its primary sales driver

Friedman’s infrastructure in consumer credit, merchandise
planning, real estate and other areas was underdeveloped

Work on the 2003 audit and restatement had been
suspended and Friedman’s was facing SEC, USAO and
multiple state attorney general investigations, as well as
significant lawsuits (shareholder derivative and class
action)

Events Leading to Chapter 11 Filings (cont’d)

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 19

In response to these issues, the following initiatives
were executed in the third and fourth calendar quarters
of 2004:

Senior Management:  In July 2004, Friedman’s hired a chief
administrative officer, an executive vice president of stores and a chief merchandising officer and in December 2004,
Friedman’s hired a vice president of credit and an interim
chief financial officer

Events Leading to Chapter 11 Filings (cont’d)

Friedman's
The Value Leader Since 1920

–

–

April 19, 2005 – Section 341 Creditors Meeting
Page 20

Inventory:  Friedman’s organized a committee of its jewelry
vendors and negotiated a secured trade credit program pursuant to which Friedman’s granted participating vendors a junior
secured lien in the same assets securing the Prepetition Credit
Facility, and the vendors agreed to support Friedman’s by
deferring payments for the past due amounts, committing to
merchandise shipments for the 2004 Christmas season and 2005
Valentine’s and Mothers’ Day seasons, and not selling their
claim

Liquidity:  On September 7, 2004, Friedman’s entered into the
Second Amended and Restated Credit Agreement (“Prepetition
Credit Facility”), which provided a Tranche A revolving loan of up to $67.5 million and a Tranche B term loan of $67.5 million

Events Leading to Chapter 11 Filings (cont’d)

-

-

-

-

April 19, 2005 – Section 341 Creditors Meeting Page 21

Audit:  Friedman’s recommenced work on the 2003 audit and
restatement

Investigations and Lawsuits:  Friedman’s worked cooperatively with the SEC and USAO exploring different avenues to resolve the investigations

Company Infrastructure:  Friedman’s retained Gemini Realty
Advisors to assist with controlling Friedman’s real estate portfolio and implemented changes in other areas to begin upgrading
Friedman’s infrastructure

Consumer Credit:  Friedman’s retained First Annapolis, a
consulting firm that primarily advises clients in payment-based sectors of the financial services industry, to assist with an evaluation of Friedman’s credit practices

Events Leading to Chapter 11 Filings (cont’d)

April 19, 2005 – Section 341 Creditors Meeting Page 22

Due to the timing of the closing of the Prepetition Credit
Facility and implementation of the secured vendor
program, and despite cooperation from many of
Friedman’s vendors, a number of Friedman’s vendors
were not able to meet their obligations under the secured
vendor program in accordance with their timing
commitments to Friedman’s

Events Leading to Chapter 11 Filings (cont’d)

Friedman's
The Value Leader Since 1920

•

April 19, 2005 – Section 341 Creditors Meeting

Page 23

Together with the negative impact on the holiday season
associated with the implementation of more prudent credit
practices by Friedman’s, delayed inventory receipts
required for its 2004 holiday selling season contributed to
Friedman’s sales and financial performance not meeting
projected results or related financial covenants in the
Prepetition Credit Facility

Events Leading to Chapter 11 Filings (cont’d)

•

•

April 19, 2005 – Section 341 Creditors Meeting
Page 24

On November 5, 2004 and December 3, 2004, Friedman’s entered into, respectively, the first and second amendments to the
Prepetition Credit Facility to modify certain financial covenants set forth in the facility and to eliminate anticipated defaults thereunder in light of (i) the disappointing sales that resulted from inadequate inventory levels and strict adherence to the Friedman’s credit policies and (ii) the failure to maintain the desired accounts payable to inventory ratio

Ultimately, Friedman’s and the lenders under the Prepetition Credit
Facility were unable to agree on terms regarding a third amendment negotiated in late December and early January

Events Leading to Chapter 11 Filings (cont’d)

April 19, 2005 – Section 341 Creditors Meeting

Page 25

On January 10, 2005, Friedman’s received a reservation
of rights letter from the prepetition lenders alleging
certain events of default and reserving their rights to
refuse to make further funds available to Friedman’s

On January 11, 2005, the prepetition lenders limited
funding under the prepetition credit facility to a
discretionary basis

As a result, Friedman’s was unable to satisfy its cash
requirements and determined that its only available
alternative was to seek chapter 11 protection

Events Leading to Chapter 11 Filings (cont’d)

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 26

Reorganization Strategy

The primary purposes of these Chapter 11
reorganization cases are to:

Revise Credit and Collections Process

Create centralized, focused collections group and credit
functions

Revise in-store payment acceptances strategy and, where
appropriate, introduce additional payment options

Treat credit as an important component of the retail process rather than the sole driver of the business

Tighten credit to higher risk customers

–

•

•

April 19, 2005 – Section 341 Creditors Meeting

Page 27

Reorganization Strategy (cont’d)

Merchandising and Marketing Initiatives

Friedman’s goal is to better use merchandising to drive
sales and margins, while also using Friedman’s unique
credit offering

Continue to create a merchandise assortment with a
focus on fashion, style and quality with a strong value
proposition, and constantly react to evolving trends
and/or demographics

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 28

Reorganization Strategy (cont’d)

Merchandising and Marketing Initiatives (cont’d)

Components of this plan will include:

Implementing changes to the existing inventory program that
will improve margins and allows Friedman’s to manage
inventory more efficiently

Developing a marketing plan that will include tightening credit to higher risk customers and centralizing the credit decision process internally

Building a strong and talented merchandising team

Friedman's
The Value Leader Since 1920

–

•

-

-

-

April 19, 2005 – Section 341 Creditors Meeting

Page 29

Reorganization Strategy (cont’d)

Sales Organization Initiatives

First Step – move away from being solely a “credit
provider” and back to executing basic and fundamental
retail practices

Entails offering consistent, pleasant and productive shopping experience created by guest-focused, highly motivated and
knowledgeable sales associates

Implementing initiatives to attract, develop and retain the best people possible and provide them with tools, training and
incentives to be successful

Assessing and restructuring field management team to provide stores with appropriate levels of leadership and support and to identify the developmental needs of the organization

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting
Page 30

Reorganization Strategy (cont’d)

Sales Organization Initiatives (cont’d)

Second Step – create an effective sales organization by:

Establishing sales productivity goals

Implementing clientele program to capture preferred customer contract information and promote long-term relationships

Promoting the use of varied payment options

Acknowledging and rewarding top sales producers

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting
Page 31

Reorganization Strategy (cont’d)

Sales Organization Initiatives (cont’d)

Friedman’s will also focus on improving execution at
the store level through “Guest Readiness Review
Processes” and monthly business reviews at the store,
district, regional and corporate levels

Lastly, Friedman’s intends to implement a follow-up
and accountability process around all actionable
communication to ensure timely and consistent
compliance

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting
Page 32

Reorganization Strategy (cont’d)

Real Estate Initiatives

Focuses on rationalizing the real estate store base and
developing a go-forward real estate strategy

Developing, managing and preserving corporate real estate
assets

Overseeing disposition of non-productive and underperforming real estate

Locating and developing opportunities for new stores and store locations

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 33

On March 9, 2005, the Bankruptcy Court entered an order
approving closure of 164 stores and Friedman’s entry into an agency agreement with a joint venture

Joint Venture is comprised of Gordon Brothers Retail Partners, LLC, The
Nassi Group, LLC, SB Capital Group LLC, and Bobby Wilkerson, Inc.,
which is serving as store closing agent

164 stores are being closed in 17 states based on financial metrics review

Store Closing Sales commenced on March 10, 2005 and are
expected to be completed in the middle of June 2005

Friedman’s will continue to review its store portfolio and make necessary improvements and strategic assessments prior to and during the 2005 holiday season

Store Closing & Merchandise Sale Update

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 34

On April 8, 2005, Friedman’s obtained authority extending the time to assume or reject closing store leases through August 31,
2005

In light of unique circumstances, including investigations and litigation relating to historical consumer credit practices, numerous state attorneys general lodged formal and informal
objections to the proposed store closing sales procedures

Friedman’s and the store closing agent held numerous  negotiation sessions with state attorneys general

Objections were resolved by Friedman’s agreement to inclusion in the store closing procedures of, among other things, several consumer protection provisions

Store Closing & Merchandise Sale Update (cont’d)

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 35

Postpetition DIP Financing

Amount:  Revolving credit facility up to the principal amount of $125 million

Security:  First priority priming lien on certain encumbered prepetition and postpetition property of the Debtors

Term:  Earlier of (i) second anniversary of closing date, and
(ii) effective date of plan or reorganization

Agent:  Citibank USA, Inc.

Borrowing Base: Determined using certain inventory and
accounts receivable calculations. Friedman’s submits weekly
Borrowing Base Certificates

Cash Collateral Account: Maintained by Friedman’s and swept
daily to repay outstanding principal of the revolving loans

Friedman's
The Value Leader Since 1920

-

  -
  -
  -
  -
  -
  -
  -
  -
  -
  -

April 19, 2005 – Section 341 Creditors Meeting

Page 36

Simon Property Group,
L.P. (Co-Chair)

Tache USA, Inc. (formerly
Designworks, Inc.) (Co-
Chair)

Alston & Bird LLP

Kensib, Inc. d/b/a Media
Solutions

KIP division of OTC
International, Ltd.

M. Fabrikant & Sons, Inc.

PAJ, Inc.

Rosy Blue, Inc.

Sumit Diamond
Corporation

Ex officio members

Creditors’ Committee

On January 24, 2005, the United States Trustee appointed an
Official Unsecured Creditors’ Committee with the following
members:

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting
Page 37

Creditors’ Committee (cont.)

Professional Advisors

Otterbourg, Steindler, Houston & Rosen, Counsel to
the Creditors’ Committee

Ellis, Painter, Ratterree & Adams LLP, Counsel to
the Creditors’ Committee

Mesirow Financial Consulting, Financial Advisors to
the Creditors’ Committee

Friedman's
The Value Leader Since 1920

-
  -
  -
-

April 19, 2005 – Section 341 Creditors Meeting
Page 38

Request for Equity Committee

On January 24, 2005, Friedman’s received a request for the
appointment of an equity committee

The request stated that the members of an ad hoc group of
equity holders represented a substantial block of Friedman’s outstanding Series Common A Stock

The ad hoc committee members include:  Berggruen
Holdings; Breakwater Capital; Cadence Capital; Hawkeye
Capital; Liberation Investment Group; Precott Capital; Regis
Investment Partners, L.P.; and Yacktman Fund

On January 31, 2005, Allied Financial Corporation requested
appointment of an equity committee and the United State Trustee deferred action on such request on February 8, 2005

Friedman's
The Value Leader Since 1920

-
  -
  -
  -

April 19, 2005 – Section 341 Creditors Meeting

Page 39

Request for Equity Committee (cont’d)

On February 16, 2005, Regis Special Situations Fund,
L.P. and The Yacktman Funds, Inc., acting for
themselves, in lieu of the ad hoc committee, submitted a
formal request for the appointment of a “Class A”
statutory equity committee

Friedman’s and the Creditors’ Committee submitted position
papers on February 28, 2005; the Funds thereafter submitted a reply on March 7, 2005

The Trustee decided to defer decision on appointment of an
equity committee pending public release of a summary of
Friedman’s 2005 Business Plan, filing of the Debtors’ Schedules and Statements and conclusion of today’s section 341 meeting

Friedman’s released its Business Plan on March 28, 2005

April 19, 2005 – Section 341 Creditors Meeting

Page 40

As described in the Friedman’s public statements in
response to the request for the appointment of a statutory
equity committee, holders of the Company's common stock
(both Series A and Series B common stock) and other
equity interests (such as options and warrants) should
assume that they could receive little or no value as part of a plan of reorganization

The various risk factors disclosed by Friedman’s from time
to time in the press releases and filings on Form 8-K (or
other forms) with the SEC as well as the terms of any
reorganization plan ultimately confirmed, can affect the
value of our various pre-petition liabilities, common stock
and/or other equity securities

Request for Equity Committee (cont’d)

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 41

It also should be noted that the Schedules do not fully
reflect the full value of the Debtors’ assets and
liabilities as of January 14, 2005.

For example, scheduled liabilities do not include:

Liabilities paid under authority obtained from the
Bankruptcy Court pursuant to first day orders totaling
approximately $27 million

Estimated lease rejection claims of approximately $7
million and values assigned to numerous contingent and
unliquidated claims, including significant unliquidated
litigation claims

Request for Equity Committee (cont’d)

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 42

No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these
constituencies

A plan of reorganization could result in holders of Friedman’s common stock receiving no distribution on account of their
interest and cancellation of their interests

In addition, under certain conditions specified in chapter 11 of title 11 of the United States Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan

Request for Equity Committee (cont’d)

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 43

In light of the foregoing, Friedman’s considers the
value of the common stock to be highly speculative
and cautions equity holders that the stock may
ultimately be determined to have no value

Accordingly, Friedman’s urges that appropriate
caution be exercised with respect to existing and future
investments in Friedman’s common stock or any
claims relating to pre-petition liabilities and/or other
interests in Friedman’s such as warrants convertible
into equity interests

Request for Equity Committee (cont’d)

April 19, 2005 – Section 341 Creditors Meeting

Page 44

Overview

Schedules of Assets and Liabilities (Schedules) and Statement of
Financial Affairs (Statements) filed on April 14, 2005

Accompanying the Schedules and Statements were Global Notes and
Statement of Limitations, Methodology and Disclaimer setting forth assumptions and the preparation methodology

Schedules provide a snapshot of the financial condition of the
Debtors at the petition date

Statements show detailed historical information concerning the
Debtors

Schedules & Statements

April 19, 2005 – Section 341 Creditors Meeting

Page 45

                                Schedules & Statements (cont’d)

Overview

Each of the following eight Debtors filed separate sets of
Schedules and Statements:

Friedman’s Inc.

FI Stores Limited Partnership

Friedman’s Florida Partnership

FCJV Holding Corp.

Friedman’s Beneficiary Inc.

Friedman’s Holding Corp.

Friedman’s Investments LLC

Friedman’s Management Corp.

All data presented as of January 14, 2005, unless otherwise
noted

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting
Page 46

Overview

Schedules & Statements ( cont’d)

A

Real Property

E

Creditors Holding Unsecured Priority Claims

B

Personal Property

F

Creditors Holding Unsecured Non-Priority Claims

C

Property Claimed as Exempt

G

Executory Contracts and Unexpired Leases

D

Creditors Holding Secured Claims

H

Co-Debtors (Guarantors)

1

Income from Operation of Business

12

Safe Deposit Boxes

2

Income other than from Operation of Business

13

Setoffs

3

Payments to Creditors

14

Property held for Another Person

a - All Payments (90 days)

15

Prior Address of Debtors

b - Insiders (1 year)

16

17

Spouses and Former Spouses

Environmental Information

4

Suits and Administrative Proceedings, Executions,

Garnishments, and Attachments

18

Nature, Location, and Name of Business

5

Repossessions, Foreclosures, and Returns

19

Books, Records, and Financial Statements

6

Assignments and Receiverships

20

Inventories

7

Gifts

21

Current Partners, Officers, Directors, and Shareholders

8

Losses

22

Former Partners, Officers, Directors, and Shareholders

9

Payments related to Debt Counseling or Bankruptcy

23

Withdrawals from a Partnership / Distributions by a Corp.

10

Other Transfers (Insider Loans)

24

Tax Consolidation Group

11

Closed Financial Accounts

25

Pension Funds

SOAL CATEGORIES

SOFA CATEGORIES

April 19, 2005 – Section 341 Creditors Meeting Page 47

The methodology used to prepare the Schedules and Statements is based on the Debtors’ unaudited books and records; the Schedules and Statements do not purport to represent financial statements prepared in accordance with GAAP

Intercompany balances between the separately scheduled entities are reflected in the appropriate entity’s schedules

Unless otherwise noted, assets and liabilities are stated at net book value at January 14, 2005; these values may not equate to market values

In some instances, the Debtors have used estimates or pro-rated amounts where actual data as of January 14, 2005 was not available

Schedules & Statements ( cont’d)

Preparation Methodology

Friedman's
The Value Leader Since 1920

-
-
-

April 19, 2005 – Section 341 Creditors Meeting

Page 48

Friedman’s does not, other than annually for tax purposes,
prepare detailed financial statements for its subsidiaries and does not maintain full, separate, stand-alone accounting
records in the general ledger for its subsidiaries

Intercompany balances and interests in subsidiaries and
partnerships have been set forth in the Schedules and
Statements to the best of the Debtors’ knowledge

The Schedules and Statements do not list prepetition employee claims that have been paid or have been authorized by court
order to be paid

Schedules & Statements ( cont’d)

Preparation Methodology (cont’d)

Friedman's
The Value Leader Since 1920

•

April 19, 2005 – Section 341 Creditors Meeting
Page 49

The results of the Schedules by entity are presented below:

Schedules & Statements ( cont’d)

SOALs Summary

Entity

Assets

1

Liabilities

Scheduled Net Assets

Friedman's Inc.

212,898,905

$

(276,789,268)

$

(63,890,363)

$

FI Stores Limited Partnership

86,807,798

(184,773,912)

(97,966,114)

Friedman's Florida Partnership

34,034,114

(174,521,275)

(140,487,161)

FCJV Holding Corp.

0

(150,430,332)

(150,430,332)

Friedman's Beneficiary Inc.

0

(150,430,332)

(150,430,332)

Friedman's Holding Corp.

1,000

(157,707,272)

(157,706,272)

Friedman's Investments LLC

1,313,207

(150,430,332)

(149,117,125)

Friedman's Management Corp.

64,370,103

(150,612,746)

(86,242,643)

1

Includes intercompany accounts receivable of debtor entities of approximately $116 million

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 50

The Debtors defined “Insider” to include all individuals who served as an officer (Vice President or above) or director of a
Debtor in the twelve months preceding January 14, 2005

Schedules & Statements ( cont’d)

SOFA 3b – Insider Payments

"Insider" Payments by Category

Amount

Officer Salaries

1,316,908

$

Director Board Fees/Expenses

1,046,202

Sign-on Bonus

640,000

Bonus

350,000

Officer Expenses

49,741

Vacation Pay

25,038

Gross-up on Relocation

14,951

Auto Allowance

6,750

FICA on Forgiven Loan

981

                            Total

3,450,572

$

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting
Page 51

Schedules & Statements ( cont’d)

SOFA 23 – Insider Payments

SOFA 23 lists all distributions given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other prerequisite during the one year immediately preceding the petition date

"Insider" Payments by Category

Amount

Officer Salaries

1,316,908

$

Director Board Fees/Expenses

1,046,202

Sign-on Bonus

640,000

Bonus

350,000

Officer Expenses

49,741

Vacation Pay

25,038

Gross-up on Relocation

14,951

Auto Allowance

6,750

FICA on Forgiven Loan

981

Stock Payments to Former Directors

9,738

                            Total

3,460,310

$

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 52

Current Case Deadlines

General Claims Bar Date – June 30, 2005

Governmental Claims Bar Date – July 13, 2005

Deadline to Remove Actions –July 13, 2005

Deadline to Assume or Reject Closing Store Leases – August 31, 2005

Deadline to Assume or Reject Certain Leases of Non-Residential Real
Property (excluding Closing Store Leases) – February 28, 2006

Expiration of Exclusive Period for Filing a Plan – February 28, 2006

Expiration Exclusive Period to Solicit Acceptances of a Plan – May
30, 2006

Current Case Deadlines

Friedman's
The Value Leader Since 1920

-
  -
  -
  -
  -
  -
  -

April 19, 2005 – Section 341 Creditors Meeting

Page 53

May 26, 2005

June 30, 2005

August 4, 2005

September 22, 2005

October 18, 2005

November 17, 2005

Future Omnibus Hearing Dates

Chapter 11 Case Update

April 19, 2005 – Section 341 Creditors Meeting

Page 54

Status of Orders From First Day Hearings

Chapter 11 Case Update (cont’d)

Category

Motion

Order Entered

Administrative Matters

Pro Hac Vice

January 18

Joint Administration

January 18

Mailing Matrix

January 18

Schedules & Statements

January 18

Case Management

January 31

Professionals

Interim Compensation

January 18

Ordinary Course Professionals

January 20

Cash Management

Cash Management

January 20

Customer Practices

Customer Practices

January 20

Employees

Employee Wages

January 20

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 55

Status of Orders From First Day Hearings

Chapter 11 Case Update (cont’d)

Category

Motion

Order Entered

Tax Payments

Taxes

January 19

Utilities

Utilities

January 21

Vendor Relations

Consignment Vendors

January 19

Shipping/Delivery Charges

January 19

Reclamation Claims

February 18

Contractors' Liens

January 26

Real Property Leases

Rejection of Real Property Leases

January 20

Postpetition Financing

& Cash Collateral

Cash Collateral

Postpetition Financing

February 18

February 18

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting

Page 56

Omnibus Hearing Orders

Order Authorizing the Debtors to Honor Certain Severance
Obligations and to Maintain the Severance Program Going
Forward

Order Authorizing Debtors to Reject Dark Store Leases for
Nonresidential Real Property

Final Hearing on Motion Authorizing the Use of Cash
Collateral (cash collateral order terminated)

Order Approving Administrative Expense Treatment for
Reclamation Claims and Establishing Procedures for
Payment of Reclamation Claims

Chapter 11 Case Update (cont’d)

Summary of Selected Orders

Friedman's
The Value Leader Since 1920

•

–

–

–

–

–

April 19, 2005 – Section 341 Creditors Meeting

Page 57

Omnibus Hearing Orders (cont’d)

Order Authorizing the Debtors to Enter Into a Postpetition Credit
Agreement for Postpetition Financing (order approving the $125 million incremental DIP facility)

Order Establishing Bidding Procedures for Selection of Store
Closing Agent

Order Approving Conduct of Store Closing Sales, Authorize
Entry Into Agency Agreement, and Approve Employee Retention
Program

Order Extending Deadline to Remove Actions Pursuant to Rule
9027 (extended to July 13, 2005)

Order Establishing Claims Bar Date, Including General Claims
Bar Date of June 30, 2005

Chapter 11 Case Update (cont’d)

Summary of Selected Orders (cont’d)

April 19, 2005 – Section 341 Creditors Meeting

Page 58

Omnibus Hearing Orders (cont’d)

Order Extending Deadline to Assume or Reject Non-
Residential Real Property Leases (deadline for closing store leases is August 31, 2005 and for initial go-forward stores is
February 28, 2006)

Order Extending Debtors' Exclusive Periods for Filing and
Soliciting Votes on a Plan of Reorganization (extended to
February 28, 2006 (to file a plan) and May 30, 2006 (to
solicit acceptances))

Order Authorizing Assumption Certain Management
Agreements, as modified

Order Approving Key Employee Compensation Program

Chapter 11 Case Update (cont’d)

Summary of Selected Orders (cont’d)

April 19, 2005 – Section 341 Creditors Meeting

Page 59

Omnibus Hearing Orders (cont’d)

Order Establishing Bidding Procedures in connection with
the Disposition of Certain Leases and Approving the
Disposition of Leases to the Successful Bidder

Order Authorizing Rejection of Certain Unexpired Leases
and Approving Procedures for Rejecting other Unexpired
Leases

Chapter 11 Case Update (cont’d)

Summary of Selected Orders (cont’d)

Friedman's
The Value Leader Since 1920

April 19, 2005 – Section 341 Creditors Meeting
Page 60

Proposed Orders (April 25, 2005 Hearing)

Motion to Lift the Stay to Implement the Federal Reimbursement
Agreement

Motion for Entry of Order Relating to Liquidation of Claim of
Jewelry Investors LLC

Motion for Approval of Joint Interest Agreement between the
Debtors and the Official Committee of Unsecured Creditors

Proposed Order (May 26, 2005 Hearing)

Citicorp Vendor Finance, Inc. Motion for Relief from Stay and/or
Compel Assumption or Rejection of Executory Contract

Chapter 11 Case Update (cont’d)

Summary of Selected Orders (cont’d)

Friedman's
The Value Leader Since 1920

–

–

–

–

–

–

–

–

April 19, 2005 – Section 341 Creditors Meeting

Page 61

Second Quarter 2005

April 25 —     Special Hearing

May 11  —     DIP Agent Meeting (New York)

May 11  —     Creditors Committee Meeting (New York)

May 26  —     Fourth Omnibus Hearing

June 22  —     DIP Agent Meeting (New York)

June 22  —     Creditors Committee Meeting (New York)

June 30  —     Fifth Omnibus Hearing

June 30  —     General Unsecured Claim Bar Date

Reorganization Case Calendar

Friedman's
The Value Leader Since 1920

–

–

–

–

–

–

–

–

April 19, 2005 – Section 341 Creditors Meeting

Page 62

Reorganization Case Calendar (cont’d)

Third Quarter 2005

July 13 —          Governmental Bar Date

July 27 —          DIP Agent Meeting (New York)

July 27 —          Creditors Committee Meeting (New York)

Aug 4  —            Sixth Omnibus Hearing

Aug 31  —      Rejection Deadline for Closing Store Leases

Sep 14 —           DIP Agent Meeting (New York)

Sep 14  —         Creditors Committee Meeting (New York)

Sep 22  —         Seventh Omnibus Hearing

Friedman's
The Value Leader Since 1920

–

–

–

–

April 19, 2005 – Section 341 Creditors Meeting
Page 63

Reorganization Case Calendar (cont’d)

Fourth Quarter 2005

Oct 18  —   Eighth Omnibus Hearing

Nov 17 —   Ninth Omnibus Hearing

First Quarter 2006

Feb 28 —     Rejection Deadline for Go-Forward Leases

Feb 28 —     Exclusivity Deadline